                                                                    EXHIBIT 99.3

                                  ELECTION FORM
                                 ROBERT M. ITTES

I ELECT TO DEFER THE PERCENTAGE OF MY BASE SALARY AND BONUS(ES) UNDER THE PLAN AS FOLLOWS:

                 AMOUNT OF DEFERRAL                             DURATION OF DEFERRALS
[INITIAL AND COMPLETE ONE]                       [INITIAL ONE]

____  I elect to defer _____% of my Base          X    Until Termination of Employment*
      Salary annually (up to 25%).

                                                 ____  Until __/__/__, (must be a date at
____  I elect to defer _____% of my Bonus              least three (3) years from the first day
      annually (up to 50%), to the extent any          of the Plan Year to which this election
      Bonus is awarded pursuant to Section             applies.)*
      3.2. If a Bonus deferral election is not
      made, any Bonus awarded shall be paid in         *I understand that as a "key" employee
      accordance with Company policy.                  (as defined by IRC Section 416(i)
                                                       without regard to paragraph 5 thereof)
X     I elect not to defer any of my                   of a publicly-traded company, I may not
      Compensation.                                    receive distributions from the Plan
                                                       earlier than six (6) months following
                                                       separation from service. ___________
                                                       [INITIAL, IF APPLICABLE]

                    BENEFIT                                             PAYMENT OF BENEFIT
                                                Lump Sum *  Equal monthly installments over 48 months..
                                                (Initial)   ** (Initial and indicate number of months)
Section 5.1.2 -- Normal Retirement Benefit

Section 5.2.2 -- Early Termination Benefit

Section 5.3.2 -- Disability Benefit

Section 5.4.2 -- Change of Control Benefit***

Article 6 -- Death Benefit

Article 11 - Plan Termination

* Lump Sum shall be payable according to the terms of the Plan.

** Unless otherwise specified in the Plan, payments shall commence on the first of the month following Termination of Employment. The Company shall continue to credit interest pursuant to Section 4.1.4 of the Plan on the remaining Deferral Account balance during the installment period.

*** "Key" employees, as defined in IRC Section 416(i) without regard to paragraph 5 thereof, of publicly-traded companies may not receive distributions from the Plan earlier than 6 months following separation from service due to a Change of Control.

      - I understand that annually I must review or revise the amount and duration of my deferrals by filing a new election form with the Plan Administrator by November 15 of each Plan Year; provided, however, that any subsequent election will not be effective until the calendar year following the year in which the new election is received by the Plan Administrator.

      - I understand that I may change the Payment of Benefit election one time, only if said election is made at least twelve (12) months prior to the starting date for the distribution previously elected, and is effective to delay the original distribution for not less than 5 years from the date the previously-elected distribution was to commence.

      - A Company Contribution equal to the greater of Fifteen thousand dollars ($15,000) or the Company Contribution paid to executives in comparable positions for a period of five (5) years provided Ittes continues his employment during such five (5) year period. Partial years shall be pro-rated.

      - Company Contributions to the Deferral Account of Ittes during the first five (5) years of employment shall be fully vested on completion of the year of service for which they are contributed.

      - By executing this Election Form, I acknowledge and agree that the Cascade Bank Deferred Compensation Plan satisfies the first year requirement of paragraph 8, Deferred Compensation Plan, of my Employment Agreement dated February 11, 2004.

Printed Name: Robert M. Ittes

Signature: /s/ Robert M. Ittes
           ------------------------------
Date: 12/15/04

Received by the Plan Administrator this 15th day of December, 2004.

By: /s/ Carol K. Nelson
    ------------------------------
Title: President/CEO